UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

              Date of Report:     December 8, 2000
      (Date of Earliest Event Reported:  December 6, 2000)

                   EL PASO ENERGY CORPORATION
     (Exact name of Registrant as specified in its charter)


     DELAWARE             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
   jurisdiction           Number)          Identification
 of incorporation)                             Number)

                     El Paso Energy Building
                      1001 Louisiana Street
                      Houston, Texas 77002
      (Address of principal executive offices)  (Zip Code)

                         (713)  420-2131
      (Registrant's telephone number, including area code)

                               N/A
  (Former name or former address, if changed since last report)


Item 7.  Financial Statements and Exhibits.

         El Paso Energy Corporation (the "Registrant) is filing herewith the following exhibits in connection with the offering of medium term notes pursuant to its Registration Statement on Form S-3 (No. 333-86049) filed with the Securities and Exchange Commission under the Securities Act of 1933, as described in the Prospectus dated December 3, 1999, the Prospectus Supplement dated December 14, 1999 and the Pricing Supplement dated December 6, 2000 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933:

   1.1  Terms  Agreement  dated  December  6,  2000  between  the
        Registrant, Banc of America Securities LLC, ABN AMRO
        Incorporated and Chase Securities Inc.

   4.1  Form of 7.375% Medium Term Senior Note due 2012.

   5.1 Opinion and consent of Andrews & Kurth L.L.P. regarding the legality of the securities.

   8.1 Opinion and consent of Andrews & Kurth L.L.P. with respect to certain federal income tax matters.

   12.1 Statement of Computation of Ratios.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              By:  /s/ Jeffrey I. Beason
                                  --------------------------
                                     Jeffrey I. Beason
                                 Senior Vice President and
                                         Controller
                                 (Chief Accounting Officer)
Dated:  December 8, 2000

                          EXHIBIT INDEX

Exhibit
 No.   Description
------ -----------

1.1    Terms  Agreement  dated December 6, 2000  between  the
       Registrant, Banc of America Securities LLC, ABN  AMRO
       Incorporated and Chase Securities Inc.

4.1    Form of 7.375% Medium Term Senior Note due 2012.

5.1    Opinion  and  consent  of  Andrews  &  Kurth   L.L.P.
       regarding the legality of the securities.

8.1 Opinion and consent of Andrews & Kurth L.L.P. with respect to certain federal income tax matters.

12.1   Statement of Computation of Ratios